UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

KARTOON STUDIOS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-37950 (Commission File Number)	20-4118216 (I.R.S. Employer Identification No.)

190 N. Canon Drive, 4th Fl., Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 273-4222

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOON	NYSE American LLC
Preferred Stock Purchase Rights	N/A	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2026, the Board of Directors (the “Board”) of Kartoon Studios, Inc., a Nevada corporation (the “Company”), adopted a form of indemnification agreement (the “Indemnification Agreement”), which will provide the Company’s directors and executive officers with, among other things, contractual rights to indemnification and expense advancement and reimbursement, to the fullest extent permitted by law. The Company intends to enter into an Indemnification Agreement with each of its current directors and executive officers. The indemnification rights provided pursuant to an Indemnification Agreement will not be exclusive of any other rights that an indemnified person will have under any statute, provision of the Company’s articles of incorporation or bylaws, any agreement, or vote of stockholders or disinterested directors, or otherwise. This description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2026, the Board adopted a number of amendments (the “Bylaw Amendments”) to its bylaws (the “Bylaws”), effective as of such date.

The following is a summary of the material changes to the Company’s Bylaws effected by the Bylaw Amendments. This summary is qualified in its entirety by reference to the full text of the Bylaw Amendments, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Record Date Procedures. The Bylaw Amendments provide updated procedures for determining stockholders of record for meetings and distributions if no record date is fixed. In addition, the Bylaw Amendments eliminated the procedures for determining stockholders of record for actions by written consent as the Bylaw Amendments provide that stockholders cannot act by written consent and that all stockholder action must be taken at a duly called annual or special meeting. See “- No Action by Written Consent.”

Special Meetings. The Bylaw Amendments clarify that special meetings of stockholders may be called only by a majority resolution of the Board and cannot be called or requested by stockholders. The Bylaw Amendments further provide that the Board may postpone, reschedule, or cancel any stockholders’ meeting.

Stockholder List Inspection Rights. The Bylaw Amendments limit stockholder list inspection rights to stockholders who meet the requirements of Nevada Revised Statutes (“NRS”) 78.105, including six months of continuous ownership or ownership of at least 5% of the outstanding shares. The Bylaw Amendments also provide that requesting stockholders must provide at least five days’ advance notice together with a sworn affidavit, and the Company may charge reasonable costs for the inspection.

Conduct of Meetings. The Bylaw Amendments provide that the chairman or presiding officer of any stockholders meeting has broad authority to establish the rules of conduct for stockholders’ meetings.

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Adjournments. Per the Bylaw Amendments, if a quorum is not represented, a majority of the voting power represented or the individual acting as chair of the meeting may adjourn the meeting from time to time until a quorum shall be represented. The Bylaw Amendments also provide that the individual acting as chair of the meeting may, for any or no reason, from time to time, adjourn or recess any meeting of stockholders. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might otherwise have been transacted at the adjourned meeting as originally called.

Voting. The Bylaw Amendments provide that each outstanding share of stock, regardless of class or series, shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the Company’s Articles of Incorporation or the Certificate of Designation establishing the class or series of stock provides for more or less than one (1) vote per share or limits or denies voting rights to the holders of the shares of any class or series of stock.

No Action by Written Consent. The Bylaw Amendments provide that stockholders cannot act by written consent and that all stockholder action must be taken at a duly called annual or special meeting.

Business Conducted or Considered at Meetings of Stockholders. The Bylaw Amendments provide that, for nominations and proposals of other business to have been properly brought before an annual meeting such nominations and proposals of other business must be: (i) specified in the Company’s notice of meeting given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly requested by an eligible stockholder who complies with the advance notice and procedural requirements set forth in the Company’s Bylaws.  To be properly brought before a special meeting, proposals of business must be specified in the notice of meeting given by or at the direction of the Board or brought before the meeting at the direction of the Board.

Advance Notice Requirements. The Bylaw Amendments set forth advance notice procedures for stockholder nominations of director candidates and proposals of other business at annual meetings. The Bylaw Amendments provide that a stockholder’s notice of a director nomination and/or other business must be in writing and must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than 120 days and not later than 90 days before the first anniversary of the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date or, if the Company did not hold an annual meeting in the preceding year, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The notice must include disclosures regarding the proposing stockholder, any director nominees, and other proposed business, as set forth in more detail in the Bylaw Amendments. Director nominees are also required to complete a mandatory questionnaire and provide representations and agreements as set forth in more detail in the Bylaw Amendments and which forms are available upon request from the Secretary of the Company. The Bylaw Amendments also require that a stockholder submitting such a notice of a director nomination and/or other business to provide timely updates and supplements thereof. In addition, the Bylaw Amendments also require a stockholder submitting a notice of a director nomination and/or other business to comply with the Securities Exchange Act of 1934, including, without limitation, Rule 14a-19 promulgated thereunder. Further, the Bylaw Amendments provide that, to the extent that the Board calls a special meeting for the purpose of electing directors, these advance notice procedures also apply to stockholders seeking to propose director nominations at such a special meeting.

Number of Directors. The Bylaw Amendments provide that the total number of directors constituting the whole Board shall be fixed from time to time exclusively by resolution adopted by the affirmative vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director.

Classified Board of Directors. The Bylaw Amendments provide for a classified Board divided into two classes (Class I and Class II) with staggered terms. The total number of directors constituting the whole Board shall be allocated between the two classes as nearly equally in number as possible. Each director serves until the second annual meeting following their election and until their successor is duly elected and qualified.

Vacancies. The Bylaw Amendments provide that, subject to the rights of the holders of any series of preferred stock of the Company then outstanding, if any, any vacancy on the Board resulting from death, resignation, retirement, disqualification, removal, or an increase in the authorized number of directors shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum.

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Removal of Directors. The Bylaw Amendments provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding, if any, and except as otherwise provided in the NRS, any director may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds of the outstanding shares entitled to vote generally in the election of directors.

Bylaw Amendments. The Bylaw Amendments expressly authorize the Board to amend or adopt new bylaws. The Bylaw Amendments provide that stockholder amendments to the Bylaws require the affirmative vote of the holders of at least 66-2/3% of the voting power of the issued and outstanding stock of the Company entitled to vote generally in the election of directors (voting as a single class).

Indemnification and Advancement of Expenses. The Bylaw Amendments provide for comprehensive indemnification for directors and officers of the Company to the fullest extent permitted by Nevada law, including, subject to the terms of the Bylaw Amendments, mandatory advancement of expenses. The Bylaw Amendments also provide that indemnification rights continue after a person ceases to serve in an official capacity. Further, the Bylaw Amendments provided that any amendment to the indemnification provisions that is adverse to directors or officers requires either the unanimous vote of the Board or a stockholder supermajority vote.

Remove Provision on the Inapplicability of the Nevada Control Share Acquisition Statute. The Bylaw Amendments remove the provision in the Bylaws which had provided for the provisions of NRS 78.378 to 78.3793, inclusive (the “Nevada Control Share Acquisition Statute”), to not apply to the Company or to any “acquisition” of a “controlling interest” (as each term in defined in the Nevada Control Share Acquisition Statute) by any existing or future stockholder or stockholders.

Exclusive Forum. The Bylaw Amendments designate the Eighth Judicial District Court of Clark County, Nevada as the exclusive forum for derivative actions, breach of fiduciary duty claims, claims arising under the NRS, and disputes relating to the internal affairs of the Company.

Severability and Conflict with Articles of Incorporation. The Bylaw Amendments include a severability provision that provides that if any provision of the Bylaws (or any portion thereof), or the application thereof to any person or circumstance, is held to be invalid, illegal, unenforceable, or otherwise of no legal effect in any respect under the NRS or other applicable law, such invalidity, illegality, or unenforceability shall not affect the remaining portion of such provision, the validity and enforceability of any other provision of the Bylaws, or the application of such provision to other persons or circumstances. The Bylaw Amendments also include a provision that provides that in the event of a conflict between the Bylaws and the Articles of Incorporation, the Articles of Incorporation shall prevail.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

3.1	Bylaw Amendments adopted as of July 1, 2026.
10.1	Form of Indemnification Agreement between the Company and each of its directors and executive officers
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARTOON STUDIOS, INC.

Date: July 2, 2026	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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